FINANCIAL INSTRUMENTS, DERIVATIVES AND HEDGING ACTIVITIES (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Trade Receivables Held-for-sale, Net, Reconciliation to Cash Flow [Roll Forward]
Sold receivables at beginning of year	$ 79	$ 69	$ 70
Proceeds from sales of receivables	348	292	267
Cash collections (remitted to the owners of the receivables)	(335)	(282)	(270)
Effect of foreign exchange rate changes	4	0	2
Sold receivables at end of year	$ 96	$ 79	$ 69